Provisions	12 Months Ended
Dec. 31, 2017
Provisions
Provisions

29. Provisions

					Project	Divestment-	Material
EURm	Restructuring	Warranty	Litigation	Environmental	losses	related	liability	Other	Total
As of January 1, 2016(1)	194	94	69	16	62	129	29	225	818
Acquisitions through business combinations	291	135	100	114	180	26	31	366	1 243
Translation differences	2	1	22	4	–	9	2	1	41
Reclassification	–	–	8	–	–	(2)	1	(7)	–
Charged to income statement:
Additional provisions	874	121	75	28	44	16	57	330	1 545
Changes in estimates	(123)	(38)	(31)	(2)	(31)	(24)	(21)	(104)	(374)
Total charged to income statement	751	83	44	26	13	(8)	36	226	1 171
Utilized during year(2)	(525)	(106)	(60)	(26)	(124)	(44)	(22)	(288)	(1 195)
As of December 31, 2016(1)	713	207	183	134	131	110	77	523	2 078
Acquisitions through business combinations	–	–	–	–	–	–	–	6	6
Translation differences	(13)	(10)	(9)	(11)	(6)	(8)	(4)	(23)	(84)
Reclassification	–	–	7	(12)	–	(4)	15	(2)	4
Charged to income statement:
Additional provisions	577	146	56	14	8	15	56	261	1 133
Changes in estimates	(55)	(56)	(30)	(1)	(1)	(7)	(38)	(52)	(240)
Total charged to income statement	522	90	26	13	7	8	18	209	893
Utilized during year(3)	(500)	(77)	(77)	(17)	(56)	(30)	(40)	(212)	(1 009)
As of December 31, 2017	722	210	130	107	76	76	66	501	1 888

(1)

Following the IFRS Interpretations Committee agenda decision in September 2017 on interest and penalties related to income taxes, the Group no longer accounts for these items as income taxes. Accordingly, the Group has retrospectively revised the presentation of interest and penalties related to income taxes from current income tax liabilities to provisions in the consolidated statement of financial position. The impact of the revision was EUR 98 million as of December 31, 2016 and EUR 93 million as of December 31, 2015.

(2)

The utilization of restructuring provision includes items transferred to accrued expenses, of which EUR 62 million remained in accrued expenses as of December 31, 2016. The utilization of project losses includes EUR 7 million transferred to inventory write-downs. The utilization of other provisions includes items transferred to accrued expenses, of which EUR 7 million remained in accrued expenses as of December 31, 2016.

(3)	The utilization of restructuring provision includes items transferred to accrued expenses, of which EUR 56 million remained in accrued expenses as of December 31, 2017.

As of December 31, 2017, the restructuring provision amounted to EUR 722 million including personnel and other restructuring related costs, such as real estate exit costs. The provision consists of EUR 596 million global provision related to the announcement on April 6, 2016 and EUR 126 million relating to the restructuring provisions recognized due to previously announced restructuring programs. The majority of the restructuring-related cash outflows is expected to occur over the next two years.

The warranty provision relates to sold products. Cash outflows related to the warranty provision are generally expected to occur within the next 18 months.

The litigation provision includes estimated potential future settlements for litigation. Cash outflows related to the litigation provision are inherently uncertain and generally occur over several periods.

The environmental provision includes estimated costs to sufficiently clean and refurbish contaminated sites, to the extent necessary, and where necessary, continuing surveillance at sites where the environmental remediation exposure is less significant. Cash outflows related to the environmental liability are inherently uncertain and generally occur over several periods.

The project loss provision relates to onerous customer contracts. Cash outflows related to the project loss provision are generally expected to occur over the next 12 months.

The divestment-related provision relates to the sale of businesses, and includes certain liabilities where the Group is required to indemnify the buyer. Cash outflows related to the divestment-related provision are inherently uncertain.

The material liability provision relates to non-cancellable purchase commitments with suppliers, in excess of forecasted requirements as of each reporting date. Cash outflows related to the material liability provision are expected to occur over the next 12 months.

Other provisions include provisions for various contractual obligations and other obligations. Cash outflows related to other provisions are generally expected to occur over the next two years.

Legal matters

A number of Group companies are and will likely continue to be subject to various legal proceedings and investigations that arise from time to time, including proceedings regarding intellectual property, product liability, sales and marketing practices, commercial disputes, employment, and wrongful discharge, antitrust, securities, health and safety, environmental, tax, international trade, and privacy matters. As a result, the Group may incur substantial costs that may not be covered by insurance and could affect business and reputation. While management does not expect any of these legal proceedings to have a material adverse effect on the Group’s financial position, litigation is inherently unpredictable and the Group may in the future incur judgments or enter into settlements that could have a material adverse effect on the results of operations and cash flows.

Litigation and proceedings

Vertu

The Group divested the United Kingdom-based luxury handset business, Vertu, to Crown Bidco Ltd in 2013. In 2014, Crown Bidco Ltd served a claim in the Commercial Court in London alleging breach of contract in relation to the transfer of IT assets and breach of warranties under the sale agreement. In July 2017, Crown Bidco and the Group resolved the dispute on terms confidential to the parties and without any admission of liability on the part of any entity.

Mass labor litigation Brazil

The Group is defending against a substantial number of labor claims in various Brazilian labor courts. Plaintiffs are former employees whose contracts were terminated after the Group exited from certain managed services contracts. The claims mainly relate to payments made under, or in connection with, the terminated labor contracts. The Group has closed the majority of the court cases through settlement or judgement. Closure of most of the remaining open cases is expected to occur within the next couple of years.

Asbestos litigation in the United States

The Group is defending approximately 350 asbestos-related matters, at various stages of litigation. The claims are based on premises liability, products liability, and contractor liability. The claims also involve plaintiffs allegedly diagnosed with various diseases, including but not limited to asbestosis, lung cancer, and mesothelioma.

Intellectual property rights litigation

Apple

On December 21, 2016, the Group commenced patent infringement proceedings against Apple in Asia, Europe and the United States. On May 23, 2017, the parties settled all pending patent litigation between them, and entered into a patent license and business collaboration agreement. The Group received an up-front cash payment from Apple, with additional revenues during the term of the agreement.

LG Electronics

In 2015, LG Electronics agreed to take a royalty-bearing smartphone patent license from Nokia Technologies with the royalty payment obligations subject to commercial arbitration. In September 2017, the International Court of Arbitration of the International Chamber of Commerce issued its award for that arbitration between the Group and LG Electronics. The parties have since reached an agreement on a license for a longer term than was set out in the arbitration.